UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  May 3, 2011



                             LANDAUER, INC.
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         (Exact Name of Registrant as Specified in its Charter)



                                Delaware
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             (State or Other Jurisdiction of Incorporation)



             1-9788                           06-1218089
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     (Commission File Number)    (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois              60425
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(Address of Principal Executive Offices)      (Zip Code)



                             (708) 755-7000
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          (Registrant's Telephone Number, Including Area Code)



                             Not Applicable
      -------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 3, 2011, Landauer, Inc. issued a News Release announcing its earnings for its fiscal 2011 second quarter ended March 31, 2011. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

           99.1  News Release, dated May 3, 2011

                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LANDAUER, INC.



Dated:  May 3, 2011                     /s/ Jonathon M. Singer
                                        ------------------------------
                                        Jonathon M. Singer
                                        Senior Vice President, Finance,
                                        Secretary, Treasurer, and
                                        Chief Financial Officer
                                        (Principal Financial and
                                        Accounting Officer)

                              EXHIBIT INDEX



EXHIBIT
NUMBER           DESCRIPTION
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99.1             News Release, dated May 3, 2011